[LOGO]     | TEACHERS INSURANCE AND ANNUITY ASSOCIATION
           | COLLEGE RETIREMENT EQUITIES FUND
           |
           | 730 Third Avenue
           | New York, NY 10017-3206




                                   SUPPLEMENT
                               DATED MAY 21, 1999
                      TO THE PROSPECTUS DATED APRIL 1, 1999
                         FOR THE TIAA-CREF MUTUAL FUNDS

     The example table on page 12 of the prospectus was incorrect. It should be replaced with the following:

                                     1           3          5          10
                                   Year        Years      Years       Years

   International Equity Fund        $50       $239        $473       $1,143

   Growth Equity Fund               $46       $226        $451       $1,096

   Growth & Income Fund             $44       $220        $440       $1,073

   Managed Allocation Fund (1)      $40       $207        $418       $1,026

   Bond PLUS Fund                   $31       $179        $369         $919

   Money Market Fund                $30       $176        $363         $907


     (1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24% Growth Equity Fund, 24% Growth & Income Fund, 12% International Equity Fund and 40% Bond Plus Fund.



                                                                       TCMFPROSS